Exhibit 99.1

Press Release

For Immediate Release

Contacts:
David Morris
Interim President and CEO
(714) 670-2488

RBB President and CEO Resigns

LOS ANGELES--(BUSINESS WIRE)—April 11, 2022-- RBB Bancorp (NASDAQ: RBB) announced today that President and Chief Executive Officer Alan Thian has resigned effective immediately following the completion of an internal investigation conducted by a special committee of the Board of Directors.

Mr. Thian had been on a paid leave of absence since February 22, 2022. The investigation, which was conducted by an independent outside law firm on behalf of a special committee of the Board of Directors, identified violations of Company policies and procedures, including those relating to personnel decisions, as well as resulting adverse effects on officer and employee morale. The Board of Directors and management indicated that the violations did not have any overall adverse financial impact on the Company.

Dr. James Kao, Chairman of the Board of the Company stated that “Our highly skilled workforce and experienced management team are confident that RBB Bancorp and Royal Business Bank will continue to deliver on their reputation for meeting and exceeding our customers' high standards for satisfying their loan, deposit, banking services, and other financial needs. This team has delivered growth while continuing to invest in people, product development, and production capabilities, and the Company is well positioned to further deliver value to its stakeholders. We are committed to providing Mr. David Morris and his team with the resources they need to continue excelling."

Corporate Overview

RBB Bancorp is a community-based financial holding company headquartered in Los Angeles, California. As of December 31, 2021, the company had total assets of $4.2 billion. Its wholly owned subsidiary, the Bank, is a full-service commercial bank, which provides business banking services to the Chinese-American communities in Los Angeles County, Orange County, and Ventura County in California; in Las Vegas, Nevada; in Brooklyn, Queens, and Manhattan in New York; Edison, New Jersey, and two branches in the Chicago neighborhoods of Chinatown and Bridgeport, and one branch in Honolulu, Hawaii. Bank services include remote deposit, E-banking, mobile banking, commercial and investor real estate loans, business loans and lines of credit, commercial and industrial loans, SBA 7A and 504 loans, 1-4 single family residential loans, automobile lending, trade finance, a full range of depository account products and wealth management services. The Bank has nine branches in Los Angeles County; two branches in Ventura County; one branch in Irvine, California; one branch in Las Vegas, Nevada; six branches and one loan operation center in Brooklyn, Queens and Manhattan in New York; one branch in Edison, New Jersey; two branches in Chicago, Illinois; and one branch in Honolulu, Hawaii. The Company's administrative and lending center is located at 1055 Wilshire Blvd., Los Angeles, California 90017, and its finance and operations center is located at 7025 Orangethorpe Avenue, Buena Park, California 90621. The Company's website address is www.royalbusinessbankusa.com.

Safe Harbor

This press release contains statements that are considered forward-looking statements within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would” and “could” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) U.S. and international business and economic conditions;(2) possible additional provisions for loan losses and charge-offs; (3) credit risks of lending activities and deterioration in asset or credit quality; (4) extensive laws and regulations and supervision that RBB is subject to, including potential supervisory action by bank supervisory authorities; (5) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; (6) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (7) potential goodwill impairment; (8) liquidity risk; (9) fluctuations in interest rates; (10) the expected discontinuation of the London Interbank Offering Rate after 2021, and uncertainty regarding potential alternative reference rates, including the Secured Overnight Financing Rate; (11) risks associated with acquisitions and the expansion of RBB’s business into new markets; (12) inflation and deflation; (13) real estate market conditions and the value of real estate collateral; (14) environmental liabilities; (15) our ability to compete with larger competitors; (16) RBB’s ability to retain key personnel; (17) successful management of reputational risk; (18) severe weather, natural disasters, acts of war or terrorism, public health issues (including novel coronavirus, or COVID-19), or other adverse external events could harm RBB’s business; (19) general economic or business conditions in Asia, and other regions where the Bank has operations; (20) failures, interruptions, or security breaches of RBB’s information systems; (21) RBB’s ability to adapt its systems to the expanding use of technology in banking; (22) risk management processes and strategies; (23) adverse results in legal proceedings; (24) the impact of regulatory enforcement actions, if any; (25) certain provisions in RBB’s charter and bylaws that may affect acquisition of RBB; (26) changes in tax laws and regulations; (27) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (‘SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss model, which will change how we estimate credit losses and may increase the required level of RBB’s allowance for credit losses after adoption on December 31, 2022; (28) market disruption and volatility; (29) fluctuations in the RBB’s stock price; (30) restrictions on dividends and other distributions by laws and regulations and by RBB’s regulators and its capital structure; (31) issuances of preferred stock; (32) RBB’s ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of its common stock; (33) the soundness of other financial institutions and other economic, competitive, governmental, regulatory, and technological factors affecting RBB’s operations, pricing, products and services; and (34) other risks detailed from time to time in RBB’s filings with the SEC, including RBB’s Quarterly Reports on Form 10-Q and its Annual Report on Form 10-K, for the year ended December 31, 2020, as amended, all of which could cause actual results to differ from those set forth in the forward-looking statements.

There can be no assurance that other factors not currently anticipated by RBB will not materially and adversely affect its business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by the recent outbreak of the COVID-19 pandemic. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and RBB does not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.